Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF

LOYALTY VENTURES INC.

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) of Loyalty Ventures Inc. (the “Registrant”).

I, Charles L. Horn, certify that to the best of my knowledge:

(i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/S/ CHARLES L. HORN
Charles L. Horn
Chief Executive Officer

Date: February 28, 2022